Technological Cooperation Agreement

Party A: Shaanxi Aoxing Pharmaceutical Co., Ltd.

Party B: Shaanxi University of Science and Technology

Upon friendly negotiation, Party A and Party B thereof reached the following agreements on issues concerning cooperation:

I. Party A has passed the national GMP certification and both parties agree Party A shall be the teaching practice base of the major of Pharmaceutical Engineering of Party B.

II. Party A agrees to provide convenience for the practice of Party B. Party B agrees to instruct Party A in and exchange with Party A advanced technologies of pharmaceutical engineering.

III. Both parties agree to carry out research on the development of pharmaceutical techniques and shall otherwise agree on the expenses thereof.

IV. Party A agrees to provide students of Party B with employment opportunities.

V. Expenses related to this agreement are subject to tentative negotiation of both parties.

VI. This agreement is made in duplicates and will come into effect after being signed and stamped by both parties.

Party A: Shaanxi Aoxing Pharmaceutical Co., Ltd.

Representative:

Party B: Shaanxi University of Science and Technology

Representative:

Date：